Summary Prospectus January 1, 2017 American Century Investments® California Long-Term Tax-Free Fund
Investor Class: BCLTX Institutional Class: BCLIX	A Class: ALTAX C Class: ALTCX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at the web addresses listed below. You can also get this information at no cost by calling or sending an email request. The fund’s prospectus and other information are also available from financial intermediaries (such as banks and broker-dealers) through which shares of the fund may be purchased or sold.

Retail Investors americancentury.com/funds/fund_reports.jsp 1-800-345-2021 or 816-531-5575 prospectus@americancentury.com	Financial Professionals americancentury.com/ipro/funds/fund_reports_mf.jsp 1-800-345-6488 advisor_prospectus@americancentury.com

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI), each dated January 1, 2017 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated August 31, 2016. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks safety of principal and high current income that is exempt from federal and California income taxes.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in American Century Investments funds. More information about these and other discounts is available from your financial professional and in Calculation of Sales Charges on page 12 of the fund’s prospectus and Sales Charges in Appendix B of the statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	Investor	Institutional	A	C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	4.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original offering price or redemption proceeds when redeemed within one year of purchase)	None	None	None¹	1.00%
Maximum Annual Account Maintenance Fee (waived if eligible investments total at least $10,000)	$25	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Investor	Institutional	A	C
Management Fee	0.46%	0.26%	0.46%	0.46%
Distribution and Service (12b-1) Fees	None	None	0.25%	1.00%
Other Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.47%	0.27%	0.72%	1.47%

[1]	Purchases of $1 million or more may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed within one year of the date of the purchase.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$48	$151	$264	$592
Institutional Class	$28	$87	$152	$344
A Class	$520	$670	$833	$1,305
C Class	$150	$466	$803	$1,756
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
The portfolio managers primarily buy investment-grade debt securities. Under normal market conditions, the portfolio managers invest at least 80% of the fund’s net assets in debt securities with interest payments exempt from federal and California income taxes. Cities, counties and other municipalities in California and U.S. territories, such as Puerto Rico, usually issue these securities. The fund will typically invest in California municipal securities with maturities of seven or more years. Under normal market conditions, the fund will maintain a weighted average maturity of ten or more years.
Although the fund invests primarily in investment-grade securities, up to 20% of the value of the fund’s net assets may be invested in below investment-grade securities, also known as junk bonds. The fund may also invest in securities which, while not rated, are determined by the investment advisor to be of comparable credit quality to those rated below investment-grade.
When determining whether to sell a security, portfolio managers consider, among other things, current and anticipated changes in interest rates, the credit quality of a particular issuer, comparable alternatives, general market conditions and any other factor deemed relevant by the portfolio managers.
Principal Risks

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Credit Risk – Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.

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Below Investment-Grade Securities Risk – Issuers of lower rated, high-yield securities are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations.

•
Interest Rate Risk – Investments in debt securities are sensitive to interest rate changes. Generally, the value of debt securities and the funds that hold them decline as interest rates rise. Because this fund has a longer weighted average maturity, it is likely to be more sensitive to interest rate changes, and a period of rising interest rates may negatively affect the fund’s performance.

•
California Economic Risk – The fund will be sensitive to events that affect California’s economy. Significant political or economic developments in California will likely impact virtually all municipal securities issued in the state. Because the fund invests principally in California municipal securities, it may have a higher level of risk than funds that invest in a larger universe of securities.

•
Municipal Securities Risk – The fund invests principally in municipal securities and will be sensitive to events that affect municipal markets, including legislative or political changes and the financial condition of the issuers of municipal securities. By investing primarily in municipal securities, the fund may have a higher level of risk than funds that invest in a larger universe of securities.

•
Loss of Tax Exemptions Risk – There is no guarantee that all of the fund’s income will be exempt from federal or state income taxes. Income from municipal bonds held by the fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or non-compliant conduct of a bond issuer. The fund may sell securities that lose their tax-exempt statuses at inopportune times, which may cause tax consequences or a decrease in the fund’s value.

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Liquidity Risk – The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, to meet redemptions, it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. Changing regulatory and market conditions, including increases in interest rates and credit spreads may adversely affect the liquidity of the fund’s investments.

•	Market Risk – The value of securities owned by the fund may go up and down, sometimes rapidly or unpredictably.

•	Principal Loss – At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Investor Class shares. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, including yields, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (3Q 2009): 9.36% Lowest Performance Quarter (4Q 2010): -5.52%
As of September 30, 2016, the most recent calendar quarter end, the fund’s Investor Class year-to-date return was 4.32%.

Average Annual Total Returns For the calendar year ended December 31, 2015	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return Before Taxes	3.52%	6.24%	4.59%	—	11/09/1983
Return After Taxes on Distributions	3.52%	6.24%	4.58%	—	11/09/1983
Return After Taxes on Distributions and Sale of Fund Shares	3.48%	5.69%	4.46%	—	11/09/1983
Institutional Class Return Before Taxes	3.73%	6.43%	—	5.60%	03/01/2010
A Class Return Before Taxes	-1.48%	4.99%	—	4.02%	09/28/2007
C Class Return Before Taxes	2.41%	5.19%	—	3.83%	09/28/2007
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses and taxes)	3.30%	5.35%	4.71%	—	—

The after-tax returns are shown only for Investor Class shares. After-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Steven M. Permut, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 1987.
Joseph Gotelli, Vice President and Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2008.
Alan Kruss, Vice President and Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 1997.
Purchase and Sale of Fund Shares
You may purchase or redeem shares of the fund on any business day through our website at americancentury.com, in person (at one of our Investor Centers), by mail (American Century Investments, P.O. Box 419200, Kansas City, MO 64141-6200), by telephone at 1-800-345-2021 (Investor Services Representative) or 1-800-345-3533 (Business, Not-For-Profit and Employer Sponsored Retirement Plans), or through a financial intermediary. Shares may be purchased and redemption proceeds received by electronic bank transfer, by check or by wire.
Unless otherwise specified below, the minimum initial investment amount to open an account is $5,000 (including Coverdell Education Savings Accounts). Investors opening accounts through financial intermediaries may open an account with $250 for all classes except the Institutional Class, but the financial intermediaries may require their clients to meet different investment minimums. The minimum may be waived for broker-dealer sponsored wrap program accounts, fee based accounts, and accounts through bank/trust and wealth management advisory organizations.
The minimum initial investment amount for Institutional Class is generally $5 million ($3 million for endowments and foundations), but the minimum may be waived if you, or your financial intermediary if you invest through an omnibus account, have an aggregate investment in the American Century family of funds of $10 million or more.
For all share classes, there is no minimum initial investment amount for certain employer-sponsored retirement plans, however, financial intermediaries or plan recordkeepers may require plans to meet different minimums. For purposes of fund minimums, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs.
There is a $50 minimum for subsequent purchases, except that there is no subsequent purchase minimum for financial intermediaries or employer-sponsored retirement plans.
Tax Information
The fund intends to distribute income that is exempt from regular federal and California income taxes, however, fund distributions may be subject to capital gains tax. A portion of the fund’s distributions may be subject to federal and/or California income taxes or to the federal alternative minimum tax.
If you hold your fund shares through a tax-deferred investment plan, such as a 401(k) plan or an IRA, any distributions received from the fund may be taxable as ordinary income upon withdrawal from the tax-deferred plan, regardless of whether the distributions were tax-exempt when earned.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, plan sponsor or financial professional), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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